EXHIBIT 10.46
FOURTH AMENDING AGREEMENT (this “Agreement”) dated as of August 14, 2007

BETWEEN:	ABITIBI-CONSOLIDATED INC.,

(“ACI”)

AND:	ABITIBI-CONSOLIDATED COMPANY OF CANADA,

(“ACCC”)

(ACI and ACCC are hereinafter collectively referred to as the “Borrowers”)

AND:	THE LENDERS PARTY TO THE CREDIT AGREEMENT REFERRED TO BELOW,

(collectively, the “Lenders”)

AND:	CANADIAN IMPERIAL BANK OF COMMERCE,

(the “Agent”)
Recitals
A.	The Borrowers, the Agent, and the Lenders are parties to a credit agreement dated as of October 3, 2005 (as amended as of September 28, 2006, November 26, 2006 and July 17, 2007, the “Credit Agreement”) pursuant to which the Lenders have agreed to make available to the Borrowers Facilities in an aggregate principal amount of up to $750,000,000;

B.	The Facilities are comprised of Facility A (which is in an aggregate amount of $550,000,000) and Facility B (which is in an aggregate amount of $200,000,000);

C.	The Borrowers have requested, from the Agent and the Lenders that the aggregate amount of Facility A be permanently reduced by an amount of $40,000,000;

D.	The Lenders have consented to such an amendment to the Credit Agreement further to the Borrowers’ request dated July 20, 2007.

E.	The parties wish to amend the Credit Agreement accordingly.

Now, therefore, the parties agree as follows:
1.	Interpretation
1.1	Capitalized terms used herein and defined in the Credit Agreement have the meanings ascribed to them in the Credit Agreement unless otherwise defined herein.

1.2	Any reference to the Credit Agreement in any Credit Document (including any Security Document) refers to the Credit Agreement as amended hereby.
2.	Amendments to the Credit Agreement
2.1	Section 2.1 (a) of the Credit Agreement is hereby amended by replacing in the last line “$550,000,000” by “$510,000,000”.

2.2	The total Commitment of each Lender is hereby reallocated pro rata to the new amount of Facility A. As a result of the foregoing, the amount of the total Commitment of each Lender (and of its Commitment in respect of Facility A and Facility B) is now as specified opposite its name on the signature page of this Agreement.

2.3	Section 2.14 (a) of the Credit Agreement is hereby amended by adding the following words after the words “otherwise than by way of” in the first parentheses: “an amendment to this Agreement or”.
3.	Repayments and Adjustments

On the Effective Date (as defined below), the Borrowers must make a repayment in an amount sufficient for the outstanding Borrowings under Facility A not to exceed the new amount of Facility A.
4.	Conditions Precedent

This Agreement will become effective on the date (the “Effective Date”) on which the Agent will notify the Borrowers and the Lenders that:
4.1.1	this Agreement has been executed by all parties hereto

4.1.2	the Agent has received copies of the documents evidencing the authority of the persons acting on behalf of the Borrowers;

4.1.3	the Agent has received an opinion from counsel to the Borrowers that this Agreement has been executed by duly authorized representatives of the Borrowers and constitutes valid and binding obligations of the Borrowers; and

4.1.4	the third amending agreement to the Credit Agreement dated as of July 17, 2007 has become effective, in that the conditions precedent provided for in Section 4 of such amending agreement have been met.
5.	Confirmation

The Borrowers represent to the Agent and the Lenders that this Agreement will not result in any Default.
6.	Fees and Expenses

The Borrowers agree to pay on demand all reasonable costs and expenses of the Agent in connection with the preparation, execution, delivery and implementation and administration of this Agreement including the reasonable tees and expenses of counsel for the Agent.
7.	Counterparts

This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered will be deemed to be an original and all of which taken together will constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier will be effective as delivery of a manually executed counterpart of this Agreement.
8.	Governing Law

This Agreement is governed by, and construed in accordance with, the laws of the Province of Quebec and of the laws of Canada applicable therein.
IN WITNESS WHEREOF the parties have caused this Agreement to be duly executed as of the date and year first above written.

Abitibi-Consolidated Inc.

Per:	/s/ [UNREADABLE]

Per:	/s/ [UNREADABLE]

Abitibi-Consolidated Company of Canada

Per:	/s/ [UNREADABLE]

Per:	/s/ [UNREADABLE]

Canadian Imperial Bank Of Commerce,
as Agent

Per:	/s/ David Evelyn David Evelyn
Director

Per:	/s/ Mark Chandler Mark Chandler
Executive Director

(the names and signatures of the Lenders are on the next pages)

			Lenders

		Canadian Imperial Bank of Commerce
Facility A:	$90,440,000
Facility B:	$35,467,000	Per:	/s/ [UNREADABLE]

Total:	$125,907,000	Per:	/s/ [UNREADABLE]

		The Bank of Nova Scotia

Facility A:	$82,960,000
Facility B:	$32,533,000	Per:	/s/ [UNREADABLE]

Total:	$115,493,000	Per:	/s/ [UNREADABLE]

		Citibank, N.A., Canadian Branch

Facility A:	$79,560,000
Facility B:	$31,200,000	Per:	/s/ [UNREADABLE]

Total:	$110,760,000	Per:

		Goldman Sachs Canada Credit Partners Co.

Facility A:	$68,000,000
Facility B:	$26,667,000	Per:	/s/ James Balcom
			James Balcom
Total:	$94,667,000	Per:	Authorized Signatory

		Lenders

		Credit Suisse, Toronto Branch

Facility A:	$54,400,000
Facility B:	$21,333,000	Per:	/s/ Alain Daousf
			Alain Daousf
			Director

Total:	$75,733,000	Per:	/s/ Steve W. Fuh
			Steve W. Fuh
			Vice-President

		National Bank of Canada

Facility A:	$51,000,000
Facility B:	$20,000,000	Per:	/s/ [UNREADABLE]

Total:	$71,000,000	Per:	/s/ [UNREADABLE]

		The Toronto-Dominion Bank

Facility A:	$34,000,000
Facility B:	$13,333,000	Per:	/s/ [UNREADABLE]

Total:	$47,333,000	Per:	/s/ [UNREADABLE]

		ABN AMRO Bank N, V.

Facility A:	$29,240,000
Facility B:	$11,467,000	Per:	/s/ [UNREADABLE]

Total:	$40,707,000	Per:	/s/ [UNREADABLE]

		Export Development Canada

Facility A:	$20,400,000
Facility B:	$8,000,000	Per:	/s/ Janine Dopson
			JANINE DOPSON
			LOAN ASSET MANAGER

Total:	$28,400,000	Per:	/s/ Howard Clysdale
			HOWARD CLYSDALE
			PORTFOLIO MANAGER

The undersigned, as Designated Subsidiary under the Credit Agreement, hereby agrees with the terms of this Fourth Amending Agreement.

1508756 Ontario Inc.

Per:	/s/ [UNREADABLE]

Per:	/s/ [UNREADABLE]